Exhibit 32

                           SECTION 906 CERTIFICATIONS

The undersigned certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Pacific Financial Corporation for the quarter ended June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained therein fairly presents, in all material respects, the financial condition and results of operations of Pacific Financial Corporation.


/s/ Dennis A. Long                        /s/ John Van Dijk
-------------------------------           -----------------------------------
Dennis A. Long                            John Van Dijk
President                                 Secretary/Treasurer
Chief Executive Officer                   Chief Financial Officer
August 12, 2003                           August 12, 2003